Exhibit 10.7

PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”) is entered into as of April 9, 2014, by and between RENTECH NITROGEN HOLDINGS, INC., a Delaware corporation (“Pledgor”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent for the benefit of the Lenders from time to time party to the Credit Agreement referred to below (the “Secured Party”).

Reference is made to the Term Loan Credit Agreement dated as of April 9, 2014 by and among Pledgor, as Borrower, each lender from time to time party thereto, and the Secured Party, as Administrative Agent (as such agreement may be amended, amended and restated, supplemented, restated, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given in the Credit Agreement.

As a condition to the making of Loans under the Credit Agreement, Pledgor has agreed to execute this Agreement and grant a Lien on the Collateral (hereinafter defined) in favor of the Secured Party, as herein provided.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto agree as follows:

1. Security Interest. Pledgor hereby pledges, collaterally assigns and grants to the Secured Party a first priority security interest in and lien on, and a right of set-off against, the Collateral to secure the payment and the performance of all of the Obligations.

2. Collateral. The security interest granted hereunder to the Secured Party is in all of Pledgor’s right, title and interest in and to, or otherwise with respect to, the following property and assets, whether now owned or hereafter acquired (collectively, the “Collateral”):

(a) the Collateral Account;

(b) all Underlying Equity held in or credited to the Collateral Account, including, without limitation, all economic and non-economic interests of Pledgor in the Issuer with respect to such Underlying Equity;

(c) all cash, securities, securities entitlements, commodity contracts, general intangibles, investment property, financial assets, instruments, accounts, chattel paper, documents, bank accounts, securities accounts, and other property which may from time to time be deposited, credited, held or carried in the Collateral Account, or that is delivered to or in the possession or control of the Secured Party or any of such Person’s agents or representatives, and all security entitlements with respect to any of the foregoing;

(d) Underlying Equity which is held in the Collateral Account on the date hereof and ceases to thereafter remain held in or credited to the Collateral Account (other than any Underlying Equity released pursuant to Section 2.16 of the Credit Agreement) to the extent that the Underlying Equity held in or credited to the Collateral Account does not constitute the Required Collateral Shares Amount (or such lesser amount as may result from any release of Collateral made pursuant to Section 2.16 of the Credit Agreement);

(e) all income and profits on any of the foregoing, all dividends, interest and other payments and distributions with respect to any of the foregoing (regardless of whether in cash, property or securities), all other rights and privileges appurtenant to any of the foregoing, including any economic and non-economic rights, voting, conversion, subscription and registration rights and any redemption rights, and any substitutions for any of the foregoing; and

(f) all proceeds of any of the foregoing, in each case whether now existing or hereafter arising (together with all accounts in which any of the foregoing property or financial assets are held).

3. Pledgor’s Warranties. Pledgor hereby represents and warrants to the Secured Party as follows:

(a) Pledgor owns the Collateral free and clear of any setoff, claim, restriction, Lien, security interest or encumbrance and has granted to the Secured Party a first priority perfected Lien therein, subject only to Permitted Liens.

(b) The Collateral Shares held in the Collateral Account are (i) registered in the name of The Depository Trust Company’s nominee, (ii) maintained in the form of book entries on the books of The Depository Trust Company, and (iii) allowed to be settled through The Depository Trust Company’s regular book-entry settlement services. Pledgor’s “holding period” under Rule 144 for the Collateral Shares began, and Pledgor paid the full purchase price of the Collateral Shares, at least one year prior to the date such Collateral Shares are pledged.

(c) No effective financing statement, control agreement, register of mortgages, charges and other encumbrances or similar document covering the Collateral or any part thereof is in effect in any public office (except in favor of the Secured Party).

(d) The security interest in the Collateral granted by it pursuant to this Agreement is a valid and binding perfected security interest in the Collateral subject to no other Liens or security interests, other than Permitted Liens.

(e) Except for those filings, consents and approvals required to perfect the security interest in the Collateral or to enforce such security interest that are listed on Schedule 3(e), no filings or consent or approval from any Person is required for the pledge of the Collateral or the exercise of the Secured Party’s rights and remedies hereunder.

4. Pledgor’s Covenants. During the term of this Agreement:

(a) Pledgor Remain Liable. Notwithstanding anything to the contrary contained herein, (i) Pledgor shall remain liable under the contracts and agreements included in the Collateral, if any, to the extent set forth therein to perform all duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by the Secured Party of any of its rights hereunder shall not release Pledgor from any of Pledgor’s duties or obligations under the contracts and agreements included in the Collateral, if any; and (iii) the Secured Party shall have no obligation or liability under the contracts and agreements related to the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(b) Collateral. Pledgor shall keep the Collateral free from all Liens and security interests, except for Permitted Liens. Pledgor shall defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to the Secured Party. Pledgor shall not, at any time, (i) sell, transfer or otherwise dispose of any Collateral except with respect to Collateral released in accordance with Section 2.16 of the Credit Agreement, or (ii) enter into any agreement that contractually imposes any lock-up, encumbrance, or other restriction in respect of any Collateral Shares, other than under the Facility and other than under any agreement to which a Lender Party is a party. Pledgor shall not, and shall not permit any Person to, make any registrations, filings or recordations in any jurisdiction evidencing any Lien on or security interest in the Collateral including any filing in any register of mortgages, charges and other encumbrances, entering into control agreements, or any filing of UCC financing statements, other than with respect to the Obligations.

(c) Secured Party’s Right to Pay Costs. Whether the Collateral is or is not in the Secured Party’s possession, and without any obligation to do so and without waiving Pledgor’s default for failure to make any such payment, the Secured Party at its option may pay any such costs and expenses and discharge encumbrances on the Collateral, and such payments shall be a part of the Obligations and bear interest at the Default Rate set forth in the Credit Agreement. Pledgor shall reimburse the Secured Party on demand for any costs so incurred.

(d) Control Agreements. Pledgor will, at the request of the Secured Party, execute and deliver control agreements with respect to the Collateral and any other documents appropriate in the reasonable judgment of the Secured Party to obtain, maintain and perfect its first priority Lien on the Collateral.

(e) Possession of Collateral. Except as permitted under Section 2.16(a) of the Credit Agreement, the Collateral shall be deposited in or credited to and held at all times in the Collateral Account. Pledgor shall deliver all investment securities and other instruments and documents which are a part of the Collateral to the Custodian to be credited to the Collateral Account immediately, or if hereafter acquired, immediately following acquisition, in a form suitable for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed in form and substance acceptable to the Secured Party and the Custodian.

(f) Change of Name/Status. Pledgor’s jurisdiction of organization is set forth on the signature page hereto. Without limiting any of the applicable restrictions in the Credit Agreement, Pledgor shall not, without at least fifteen (15) days prior written notice to the Secured Party, change its name, jurisdiction of organization, or form of organization.

(g) Notice of Changes. Pledgor shall notify the Secured Party immediately of any change in any matter warranted or represented by Pledgor in this Agreement.

(h) Voting Rights. Until sale or disposition of the Collateral Shares by the Secured Party upon the occurrence of an Event of Default under the Loan Documents, Pledgor shall retain all voting rights pertaining to the Collateral and shall be entitled to exercise such rights; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provision of this Agreement or any other Loan Document, including without limitation, the adoption of a rights plan or poison pill, or imposition of any transfer restrictions on the Underlying Equity that could have an adverse effect on the enforcement of the Secured Party’s rights under any Loan Document. After the sale and disposition of the Collateral Shares, the voting rights shall be vested in the purchasers of such shares.

(i) Dividends. Unless an Event of Default shall have occurred and be continuing, Pledgor is entitled to retain cash dividends and distributions on any Collateral, to the extent permitted by Section 2.16(a) of the Credit Agreement. On and after the occurrence and during the continuance of an Event of Default, all payments and distributions made to Pledgor upon or with respect to the Collateral shall be paid or delivered to the Secured Party, and Pledgor agrees to take all such action as the Secured Party may deem necessary or appropriate to cause all such payments and distributions to be made to the Secured Party or to the Collateral Account, as elected by the Secured Party. Further, the Secured Party shall have the right, at any time after the occurrence and during the continuance of any Event of Default, to notify and direct any issuer to thereafter make all payments, dividends, and any other distributions payable in respect thereof directly to the Secured Party. Such issuer shall be fully protected in relying on the written statement of the Secured Party that it then holds a security interest which entitles it to receive such payments and distributions.

(j) Other Parties and Other Collateral. No renewal or extensions of or any other indulgence with respect to the Obligations or any part thereof, no modification of the document(s) evidencing the Obligations, no release of any security, no release of any Person (including any maker, indorser, guarantor or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of the Secured Party under any law, hereunder, or under any other agreement pertaining to the Collateral. The Secured Party need not file suit or assert a claim for personal judgment against any Person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing or otherwise realizing upon the Collateral.

(k) Waivers by Pledgor. Pledgor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may, in accordance with the Credit Agreement and Loan Documents, be accelerated, extended or renewed one or more times by the Secured Party in its discretion, without notice to Pledgor. Pledgor waives any right to require that any action be brought against any other Person or to require that resort be had to any other security or to any balance of any deposit account. Pledgor further waives any right of subrogation or to enforce any right of action against any other pledgor until the Obligations are paid in full.

(l) Registration under Securities Act. Within three (3) Business Days after Pledgor’s receipt of written notice (the “Registration Demand”) that is addressed to each of Pledgor and Darkstone, LLC (the “Put Pledgor”) and that is signed by each of the Secured Party hereunder and the Person named as Secured Party (the “Put Secured Party”) in the Pledge Agreement, dated April 9, 2014 (the “Put Pledge Agreement”), made between the Put Pledgor and the Put Secured Party, Pledgor, jointly with the Put Pledgor, shall notify the Issuer of its election to exercise one demand registration right under Section 7.12 of the Partnership Agreement with respect to all Underlying Equity constituting Collateral hereunder and all Underlying Equity constituting Collateral (as defined in the Put Pledge Agreement) (collectively, the “Pledged Underlying Equity”). After delivery of the Registration Demand to the Issuer, Pledgor shall promptly execute and deliver all such further documents and take all such further actions as may be reasonably necessary or as the Secured Party may reasonably request to facilitate the registration, subject to the terms of the Partnership Agreement, of all Pledged Underlying Equity under the provisions of the Securities Act, and to cause such registration statement to remain effective until the earlier of (i) the date all Pledged Underlying Equity has been sold thereunder and (ii) the date this Pledge Agreement terminates.

(m) Assignment of Registration Rights under Partnership Agreement. If, prior to Pledgor’s exercise of its rights to make a Registration Demand under Section 4(l) above and as a result of the exercise of remedies by the Secured Party after the occurrence of an Event of Default, Underlying Equity constituting Collateral shall have been sold or otherwise disposed of (including via foreclosure, deed-in-lieu of foreclosure, or other similar process), Pledgor shall, within three (3) Business Days after Pledgor’s receipt of written notice from the Secured Party, exercise its rights under Section 7.12(e) of the Partnership Agreement to assign to the then owner of such Underlying Equity its rights under Section 7.12 of the Partnership Agreement to cause the Issuer to register Underlying Equity. Pledgor shall promptly execute and deliver all such further documents and take all such further actions as may be reasonably necessary or as the Secured Party may reasonably request to facilitate such assignment of such registration rights.

(n) Limitation on Exercise of Registration Rights. Pledgor shall not exercise, or permit any Affiliate to exercise, more than two demand registration rights under Section 7.12 of the Partnership Agreement with respect to any Underlying Equity unless Secured Party has previously exercised the rights to require registration of Underlying Equity specified in Section 4(l) above.

(o) Maximum Demands. Notwithstanding any provision of this Agreement to the contrary, in no event shall the Secured Party and the Put Secured Party be entitled to more than one demand right in the aggregate, whether under Section 4(l), 4(m), 4(n) of this Agreement or Section 6(l), 6(m) or 6(n) of the Put Pledge Agreement.

(p) Further Assurances. At any time and from time to time, Pledgor shall promptly execute and deliver all such further documents and take such further actions as may be reasonably necessary or as the Secured Party may reasonably request (i) to assure the Secured Party that the security interests hereunder are perfected with a first priority Lien and (ii) to carry out the provisions and purposes of this Agreement.

5. Power of Attorney. Pledgor hereby irrevocably constitutes and appoints (which appointment is coupled with an interest) the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Pledgor or in its own name, to take after the occurrence and during the continuance of an Event of Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, selling any of the Collateral on behalf of Pledgor as agent or attorney in fact for Pledgor and receiving, evidencing and collecting all checks and other orders for the payment of money made payable to Pledgor with respect to the Collateral and applying the proceeds received therefrom in accordance with the Credit Agreement; however, nothing in this paragraph shall be construed to obligate the Secured Party to take any action hereunder nor shall the Secured Party or any Lender Party be liable to Pledgor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest, is irrevocable.

6. Rights and Powers of the Secured Party. The Secured Party, after the occurrence and during the continuance of an Event of Default, without liability to Pledgor, may: take control of proceeds, including stock received as dividends or by reason of stock splits; take exclusive control of the Collateral Account; release the Collateral in its possession to Pledgor, temporarily or otherwise; reject as unsatisfactory any property hereafter offered by Pledgor as Collateral; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds, and use same to reduce any part of the Obligations; exercise all other rights which an owner of such Collateral may exercise; and at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee. Neither the Secured Party nor any Lender Party shall be liable for failure to collect any account or instruments, or for any act or omission on the part of the Secured Party, its officers, agents or employees, except for any act or omission arising out of their own willful misconduct or fraud. The foregoing rights and powers of the Secured Party will be in addition to, and not a limitation upon, any rights and powers of the Secured Party given by law, elsewhere in this Agreement, or otherwise.

7. Default.

(a) Rights and Remedies. After the occurrence and during the continuance of an Event of Default and at any time thereafter, the Secured Party may, without (i) presentment, demand, or protest, (ii) notice of default, dishonor, demand, non-payment, or protest, (iii) notice of acceleration or intent to accelerate all or any part of the Obligations, or (iv) notice of any other kind, all of which Pledgor hereby expressly waives (except for any notice required under any Loan Document or which may not be waived under applicable Law), exercise and enforce, at its option, any and all of the rights and remedies provided in any Loan Document or available to the Secured Party at law or in equity, including, without limitation, the following rights and remedies:

(i) Exercise of Exclusive Control. The Secured Party may exercise exclusive control over the Collateral Account and all Collateral held or deposited therein.

(ii) Control of Collateral. The Secured Party may, without liability to Pledgor, take control of the proceeds, including stock received as dividends or by reason of stock splits, temporarily or otherwise, take control of funds generated by the Collateral, including the Collateral Account, such as cash dividends, interest and proceeds, and use same to reduce any part of the Obligations and exercise all other rights which an owner of such Collateral may exercise, and at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee.

(iii) Liquidation and Redemption of Collateral. The Secured Party may instruct a Custodian to cancel any open trade, settlement, transfer or other orders with respect to any of the Collateral, redeem any of the Collateral by notice to the issuer of such Collateral, transfer any or all of the Collateral to the Secured Party or its designee, transfer the whole or any part of the Collateral into its name or the name of its nominee or to notify the obligors on any Collateral to make payment to the Secured Party or its nominee of any amounts due thereon and to take control or grant its nominee the right to take control of any proceeds of the Collateral, liquidate or redeem the Collateral under its name or under the name of Pledgor pursuant to Section 5, withdraw and/or sell any Collateral and apply any such Collateral as well as the proceeds of any such Collateral to any unpaid Obligations in such order and manner set forth in the Credit Agreement.

(iv) Uniform Commercial Code. In addition, the Secured Party may exercise or enforce all of the rights, powers and remedies of a secured creditor under the Uniform Commercial Code (“UCC”) as the same may, from time to time, be in effect in the State of New York, including any rights under Section 9-607 of the UCC, provided, however, in any event that, by reason of mandatory provisions of Law, any or all of the attachment, perfection or priority (or terms of similar import in any applicable jurisdiction) of the Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code (or other similar Law) as in effect in a jurisdiction (whether within or outside the United States) other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code (or other similar Law) as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority (or terms of similar import in such jurisdiction) and for purposes of definitions related to such provisions, and any and all rights and remedies available to it as a result of any Loan Document.

(b) Foreclosure Sales

(i) Pledgor specifically understands and agrees that any sale by the Secured Party of all or part of the Collateral pursuant to the terms of this Agreement may be effected by the Secured Party at times and in manners which could result in the proceeds of such sale as being significantly and materially less than what might have been received if such sale had occurred at different times or in different manners, and Pledgor hereby releases the Secured Party, the Lender Parties and their officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale. If, in the opinion of the Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, the Secured Party may offer and sell such Collateral in a transaction exempt from registration under federal securities law, and any such sale made in good faith by the Secured Party shall be deemed “commercially reasonable.” Furthermore, Pledgor acknowledges that any such restricted or private sales may be at prices and on terms less favorable to Pledgor than those obtainable through a public sale without such restrictions, but agrees that such sales are commercially reasonable. Pledgor further acknowledges that any specific disclaimer of any warranty of title or the like by the Secured Party will not be considered to adversely affect the commercial reasonableness of any sale of Collateral.

(ii) Subject to clause (c) below and to the extent a notice of a sale is required to be given by the Secured Party under 9-611 of the UCC, any notice made shall be deemed reasonable if sent to Pledgor at the address referred to in Section 8(e) prior to (x) the date of any proposed public sale of the Collateral Shares (or on such date but prior to any such sale) or (y) the date on or after which any Lender Party intends to conduct a private sale of the Collateral Shares (or on such date but prior to any such sale), and any such period shall constitute a reasonable time for such notice. The Secured Party retains all rights to suspend or delay any such sales with or without notice.

(iii) Neither the Secured Party nor any Lender Party shall be liable for failure to collect any account or instruments, or for any act or omission on the part of such Person, its officers, agents or employees in connection with the Collateral, including any action or omission that occurs during the exercise of the Secured Party’s rights or remedies, except for any act or omission determined by a court of competent jurisdiction in a final, non-appealable judgment to constitute gross negligence or willful misconduct on the part of such Person.

(iv) Pledgor shall be liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations (including the fees and disbursements of counsel employed by the Secured Party to collect such deficiency to the extent provided therefor in Section 8.04 of the Credit Agreement).

(c) Sales of Collateral Shares. Without limiting the foregoing clauses (a) and (b), Pledgor agrees that the Collateral Shares are of a kind that is customarily sold on a recognized market.

8. General.

(a) Parties Bound. The Secured Party’s rights hereunder shall inure to the benefit of the Lender Parties and their respective successors and assigns. All representations, warranties and agreements of Pledgor shall be binding upon the personal representatives, heirs, successors and assigns of Pledgor.

(b) Waiver. No failure by or delay of the Secured Party in exercising any power, right or remedy shall operate as a waiver thereof; nor shall any single or partial exercise of any power, right or remedy preclude other or further exercise thereof or the exercise of any other power, right or remedy. Each right, power and remedy of the Secured Party as provided for herein related to the Obligations, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all other such rights, powers or remedies.

(c) Continuing Agreement. This Agreement shall constitute a continuing agreement and shall continue in effect until the Obligations have been indefeasibly paid in full and the Credit Agreement has been terminated.

(d) UCC Definitions. Unless the context indicates otherwise, terms which are defined in the UCC are used herein as so defined.

(e) Notice. Each notice and other communications shall be given to each party in accordance with and at the address of such party set forth in Section 8.02 of the Credit Agreement.

(f) Modifications. No provision hereof shall be modified or limited except by a written agreement in accordance with Section 8.01 of the Credit Agreement. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

(g) Severability. In case any provision in this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement, as the case may be, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Applicable Law. This Agreement shall be governed by, construed and interpreted in accordance with the law of the State of New York, without giving effect to its conflict of laws provisions other than Section 5-1401 of the New York General Obligations Law. Sections 8.07(b)-(e) of the Credit Agreement shall apply herein, mutatis mutandis, as if set out in this Agreement in full.

(i) Assignments. The Secured Party may assign all or a portion of its rights and obligations under this Agreement in accordance with Section 7.06 or Section 8.06 of the Credit Agreement. Pledgor may not assign any of its rights and obligations under this Agreement to any Person without the prior written consent of the Secured Party.

(j) Financing Statement. Pledgor hereby irrevocably authorizes the Secured Party (or its designee) at any time and from time to time to file in any jurisdiction any financing or continuation statement and amendment thereto or any registration of charge, mortgage or otherwise, containing any information required under the UCC or the Law of any other applicable jurisdiction (in each case, without the signature of Pledgor to the extent permitted by applicable law), necessary or appropriate in the reasonable judgment of the Secured Party to perfect or evidence its security interest in and lien on the Collateral. Any such collateral description shall be limited to the Collateral granted hereunder and shall not describe the collateral as all assets or similarly over inclusive description. Pledgor hereby irrevocably ratifies and approves any such filing, registration or recordation in any jurisdiction by the Secured Party (or its designee) that has occurred prior to the date hereof, of any financing statement, registration of charge, mortgage or otherwise. Pledgor shall, at the request of the Secured Party, take all action reasonably requested by the Secured Party in connection with the filing of any such financing statement, and will provide to the Secured Party (or its designees) any and all information required under the UCC or the law of any other applicable jurisdiction for the effective filing of a financing statement and/or any amendment thereto or any registration of charge, mortgage or otherwise.

9. NOTICE OF FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.

PLEDGOR:

RENTECH NITROGEN HOLDINGS, INC.

By:	/s/ Colin Morris
Name:	Colin M. Morris
Title:	President

Jurisdiction of Organization: Delaware

Signature Page to Pledge Agreement

THE SECURED PARTY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mihail Faybusovich
Name:	Mihail Faybusovich
Title:	Authorized Signatory

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signatory

Signature Page to Pledge Agreement

OPTIONEES:

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD.

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO SPECIAL SITUATIONS FUND LP

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP

By:	GSO Capital Partners LP, as Investment Manager

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO CREDIT-A PARTNERS LP

By:	GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

STEAMBOAT CREDIT OPPORTUNITIES MASTER FUND LP

By:	GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Pledge Agreement

GSO COASTLINE CREDIT PARTNERS LP

By:	GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO CACTUS CREDIT OPPORTUNITIES FUND LP

By:	GSO Cactus Credit Opportunities Associates LLC, its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO AIGUILLE DES GRANDS MONTETS FUND II LP

By:	GSO Capital Partners LP as Attorney-in-Fact

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Pledge Agreement

Schedule 3(e)

Filings, Consents and Approvals

None.